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                                                        EXH. 10.8.1



                         FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of June 10, 1996, is entered into by and among WESTERN STAFF SERVICES, INC. (the "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                                       RECITALS

         A. The Borrower, Banks, and Agent are parties to a Credit Agreement dated as of February 21, 1996 (the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrower.

         B. The Borrower has requested that the Banks agree to certain amendments of the Credit Agreement.

         C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.   AMENDMENTS TO CREDIT AGREEMENT.

              (a) Subsection 8.11 (b) of the Credit Agreement is amended by changing "Two Million Five Hundred Thousand Dollars ($2,500,000)" to "Two Million Seven Hundred Thousand Dollars ($2,700,000)."

              (b) Subsection 8.11 (h) of the Credit Agreement is amended by the addition thereto of the following:

         It is provided, however, that the requirements set forth in this subsection 8.11 (h) shall not apply with respect to the Acquisition of Western Temporary Services of South Central Illinois, Inc.

              (c) Subsection 9.01 (c) of the Credit Agreement is amended by changing "sixty (60) days" to "one hundred eight (108) days."

         3.   REPRESENTATIONS AND WARRANTIES.    The Borrower hereby represents
    and warrants to the Agent and the Banks as


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follows:

              (a)  No Event of Default has occurred and is continuing.

              (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim, or offset.


              (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

              (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4.   EFFECTIVE DATE.     This Amendment will become effective as of
June 9, 1996 (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied:

              (a) The Agent has received from the Borrower and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "CONSENT").

         5.   RESERVATION OF RIGHTS.   The Borrower acknowledges and agrees
that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

         6.   MISCELLANEOUS.

              (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.


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              (b)  This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

              (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

              (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

              (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

              (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

              (g) The Borrower covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the administration of the Existing Defaults, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                            WESTERN STAFF SERVICES, INC.

                                            By /s/ Paul A. Norberg
                                               -------------------------
                                               Paul A. Norberg
                                               Executive Vice President and
                                               Chief Financial Officer

                                            By /s/ Michael W. Ehresman
                                               -------------------------
                                               Michael W. Ehresman
                                               Vice President and Treasurer

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as Agent

                                            By /s/ Daniel G. Farthing
                                               -------------------------
                                           for Wendy Young
                                               Vice President

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as a
                                            Bank and as Issuing Bank

                                            By /s/ Lori Mazzera
                                               -------------------------
                                               Lori Mazzera
                                               Vice President

                                            SANWA BANK CALIFORNIA, as a
                                            Bank and as Co-Agent

                                            By /s/ Julanne O'Neil
                                               -------------------------
                                               Julanne O'Neil
                                               Vice President


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                                            COMERICA BANK-CALIFORNIA, as a
                                            Bank

                                            By /s/ Lori Edwards
                                               -------------------------
                                               Lori S. Edwards
                                               First Vice President and
                                               Group Manager


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                               GUARANTOR ACKNOWLEDGMENT
                                     AND CONSENT

          The undersigned, each a guarantor or third party pledgor with respect to the Borrower's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing First Amendment to Credit Agreement ("the AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                             WESTERN STAFF SERVICES (USA),
                                             INC.

Dated: 7/26/96                               By /s/ Paul A. Norberg
       -------                                  -------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                             By /s/ Michael W. Ehresman
                                                -------------------------
                                                Michael W. Ehresman
                                                Vice President and Treasurer

                                             WESTERN STAFF SERVICES (NY), INC.

Dated: 7/26/96                               By /s/ Paul A. Norberg
       -------                                  -------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                             By /s/ Michael W. Ehresman
                                                -------------------------
                                                Michael W. Ehresman
                                                Vice President and Treasurer


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                                             WESTERN TECHNICAL SERVICES, INC.

Dated: 7/26/96                               By /s/ Paul A. Norberg
       -------                                  -------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                             By /s/ Michael W. Ehresman
                                                -------------------------
                                                Michael W. Ehresman
                                                Vice President and Treasurer

                                             MEDIAWORLD INTERNATIONAL

Dated: 7/26/96                               By /s/ Paul A. Norberg
       -------                                  -------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                             By /s/ Michael W. Ehresman
                                                -------------------------
                                                Michael W. Ehresman
                                                Vice President and Treasurer

                                             WESTERN PERMANENT SERVICES
                                             AGENCY, INC.

Dated: 7/26/96                               By /s/ Paul A. Norberg
       -------                                  -------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                             By /s/ Michael W. Ehresman
                                                -------------------------
                                                Michael W. Ehresman
                                                Vice President and Treasurer


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